ARTIO GLOBAL INVESTMENT FUNDS

Artio US Multicap Fund

Artio US Midcap Fund

Artio US Smallcap Fund

Artio US Microcap Fund

Supplement dated August 30, 2012 to the Prospectus dated March 1, 2012

On August 30, 2012, the Board of Trustees (the “Board”) of Artio Global Investment Funds approved this supplement to close the following series to new investors: Artio US Multicap Fund, Artio US Midcap Fund, Artio US Smallcap Fund and Artio US Microcap Fund (together the “Funds”) upon recommendation by Artio Global Management LLC (“Artio”), the Funds’ investment adviser. In the interim, Artio Global will work with the Board of Trustees of Artio Global Investment Funds to ensure the orderly disposition of the assets of the US Equity Funds.

Please note that you may redeem your shares of the Funds at any time. You also may exchange your shares of the Funds at net asset value at any time for shares of another Artio Fund. No sales charges, redemption or termination fees will be imposed by the Funds in connection with such exchanges and redemptions. In general, exchanges and redemptions are taxable events.

If you own shares of any of the Funds in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss your redemption and determine its tax consequences.

The Funds reserve the right to further restrict sales of each Fund’s shares.

For more information, please contact a customer service representative at 1-800-387-6977.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE